UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018 (July 31, 2018 )

KINGOLD JEWELRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Huangpu Science and Technology Park Jiang’an District Wuhan, Hubei Province, PRC	430023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (011) 86 27 65694977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2018, Wuhan Kingold Jewelry Company Limited (“Wuhan Kingold”), a contractually controlled affiliate of Kingold Jewelry, Inc. (the “Company”), and Dongguan Trust Co., Ltd. (“Dongguan Trust”) entered into a gold income rights transfer and repurchase agreement (the “Agreement”). Pursuant to the Agreement, Dongguan Trust shall acquire the income rights to Wuhan Kingold’s Au9999 gold of no less than four tons from Wuhan Kingold (the “Gold Income Rights”). Dongguan Trust’s acquisition price for the Gold Income Rights shall be between RMB10 million to RMB1,000 million. (the “Acquisition Price”). Dongguan Trust is required to form a trust fund (the “Trust Plan”) to acquire the Gold Income Rights. The parties deemed the Acquisition Price payment date as the actual effective date of the Agreement. On September 6, 2018, Dongguan Trust paid Wuhan Kingold the transfer price of RMB 1,000 million which will be used by Wuhan Kingold for gold raw material purchase. Wuhan Kingold is required to repurchase the Gold Income Rights within 18 months after Wuhan Kingold receives the Acquisition Price. The repurchase price is equal to the Acquisition Price with annual return of 11% for the period from the Acquisition Price payment date and Kingold’s repayment date.

Wuhan Kingold’s obligations, responsibilities, representations and warranties, and commitments under the Agreement are guaranteed by Mr. Zhihong Jia, our CEO and Chairman, pursuant to a guarantee agreement signed by Mr. Zhihong Jia; and Wuhan Kingold’s pledged Au99.99 gold.

The repurchase obligation may be accelerated under certain conditions, including upon breach of representations or warranties, certain cross-defaults, upon the occurrence of certain material events affecting the financial viability of Wuhan Kingold, and other customary conditions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGOLD JEWELRY, INC.

By:	/s/ Zhihong Jia
Name: Zhihong Jia Title: Chief Executive Officer

Date: September 12, 2018